UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 23, 2004

CERADYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13059	33-0055414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3169 Red Hill Avenue, Costa Mesa, CA	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 549-0421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index on page 3

This Amendment No. 2 amends Item 9.01 of the Form 8-K and Form 8-K/A Amendment No. 1 Current Reports filed by Ceradyne, Inc. (“Ceradyne”) on August 26, 2004 and November 8, 2004, respectively, in which Ceradyne reported that it had completed the acquisition of ESK Ceramics GmbH and Co. KG (“ESK Ceramics”) from Wacker-Chemie GmbH on August 23, 2004, pursuant to a Sale and Purchase Agreement dated June 30, 2004.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Previously filed under Amendment No. 1 of the Form 8-K Current Report filed by Ceradyne on November 8, 2004.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of Ceradyne as of and for the six months ended June 30, 2004 and for the year ended December 31, 2003, giving effect to the acquisition of ESK Ceramics in accordance with Article 11 of Regulation S-X, were previously filed under Amendment No. 1 of the Form 8-K Current Report filed by Ceradyne on November 8, 2004.

The unaudited pro forma condensed combined income statement of Ceradyne for the year ended December 31, 2004, giving effect to the acquisition of ESK Ceramics in accordance with Article 11 of Regulation S-X, is being filed as Exhibit 99.5 to this report, and is incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description

2.1*	Sale and Purchase Agreement dated June 30, 2004, between registrant and Wacker-Chemie GmbH.

10.1*	Credit Agreement dated August 18, 2004, between registrant, Wachovia Bank and the other lenders named therein.

99.1*	Press release dated August 26, 2004.

99.2*	Combined financial statements of ESK Ceramics as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001.

99.3*	Combined interim financial statements of ESK Ceramics as of June 30, 2004 and for the six months period ended June 30, 2004 and 2003.

99.4*	Unaudited pro forma condensed combined consolidated financial statements of Ceradyne for the six months ended June 30, 2004 and for the year ended December 31, 2003, giving effect to the acquisition of ESK Ceramics in accordance with Article 11 of Regulation S-X.

99.5	Unaudited pro forma condensed combined income statement of Ceradyne for the year ended December 31, 2004, giving effect to the acquisition of ESK Ceramics in accordance with Article 11 of Regulation S-X.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERADYNE, INC.

October 21, 2005	By:	/s/ Jerrold J. Pellizzon
Jerrold J. Pellizzon
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Sale and Purchase Agreement dated June 30, 2004, between registrant and Wacker-Chemie GmbH.

10.1*	Credit Agreement dated August 18, 2004, between registrant, Wachovia Bank and the other lenders named therein.

99.1*	Press release dated August 26, 2004.

99.2*	Combined financial statements of ESK Ceramics as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001.

99.3*	Combined interim financial statements of ESK Ceramics as of June 30, 2004 and for the six months period ended June 30, 2004 and 2003.

99.4*	Unaudited pro forma condensed combined consolidated financial statements of Ceradyne for the six months ended June 30, 2004 and for the year ended December 31, 2003, giving effect to the acquisition of ESK Ceramics in accordance with Article 11 of Regulation S-X.

99.5	Unaudited pro forma condensed combined income statement of Ceradyne for the year ended December 31, 2004, giving effect to the acquisition of ESK Ceramics in accordance with Article 11 of Regulation S-X.

*	Previously filed.